ADVISORS DISCIPLINED TRUST 829

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the securities of TCF Capital I are no longer included in the portfolio.

     Supplement Dated:  July 30, 2012

























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